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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 15, 1998.


                                 NETMANAGE, INC.
             (Exact name of registrant as specified in its charter)


             DELAWARE                  0-22158               77-0252226
     (State or other jurisdiction    (Commission           (IRS Employer
           of incorporation)         File Number)        Identification No.)


           10725 NORTH DE ANZA BOULEVARD, CUPERTINO, CALIFORNIA 95014
              (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (408) 973-7171



          (Former name or former address, if changed since last report)

                                       N/A



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ITEM 5.     OTHER EVENTS

            On June 15, 1998, NetManage, Inc. (the "Company") and FTP Software, Inc. entered into an Agreement and Plan and Reorganization pursuant to which the Company will acquire FTP Software, Inc. A copy of such Agreement and Plan and Reorganization is attached hereto as Exhibit 99.1.



ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

   (c)      EXHIBIT.

               99.1 Agreement and Plan and Reorganization dated as of June 15, 1998 by and among NetManage, Inc., Amanda Acquisition Corp. and FTP Software, Inc.



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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 NETMANAGE, INC.



                                        /s/ Gary R. Anderson
                                 -----------------------------------------------
                                 Gary R. Anderson, Chief Financial Officer and Senior Vice President, Finance and Secretary

                                 Date:  June 17, 1998



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                                 EXHIBIT INDEX



            EXHIBIT
             NUMBER               DESCRIPTION
            -------               -----------
               99.1   Agreement and Plan and Reorganization dated as of June 15,
                      1998 by and among NetManage, Inc., Amanda Acquisition
                      Corp. and FTP Software, Inc.